July 20, 2001

                         THE DREYFUS FUND INCORPORATED

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 2001

      Douglas D. Ramos, CFA, and Hilary R. Woods are the fund's primary portfolio managers, positions they have held since July 2001. Mr. Ramos and Ms. Woods each has served as portfolio manager for various Dreyfus Funds. Mr. Ramos joined Dreyfus in July 1997. For more than five years prior thereto, Mr. Ramos was employed by Loomis, Sayles & Company, L.P., most recently as a senior partner and investment counselor. Ms. Woods joined Dreyfus in 1987 as a senior sector manager for the capital goods industry.

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